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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                    Computer Associates International, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates", "CA" or the "Company"), is filing the materials contained in this
Schedule 14A with the Securities and Exchange Commission on July 24, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

POSTERS AND BANNERS, EACH FEATURING ONE OF THE FOLLOWING SLOGANS, WERE HUNG AT CA HEADQUARTERS IN ISLANDIA, NY, ON JULY 23, 2001:

    1.  Cheer on CA Today. Development's Behind Charles & Sanjay.

    2.  Go, CA, Go [interBiz Logo]

    3.  Red 3 Supports Charles and Sanjay

    4.  CA Should Stay With Charles and Sanjay

    5.  Stay With The Fastest Team To Success! Charles and Sanjay All The Way!

    6.  Hello Tomorrow, Vote Charles & Sanjay Today. Production Supports
        [CA Logo].

    7. Computer Associates [CA Logo]N do IT! Production Supports Charles and Sanjay.

    8. Production is focused on [CA Logo]'s future! Vote for Charles and Sanjay.

    9.  exceptionaloutstandingvibrant
        visionarysynergisticinnovators

        dynamicintelligentresponsive
        leadersmotivatedstabletalent

        drivencaringsecuresupportive
        hardworkingprecisesuccessful

        passionateencouragedthinking
        yourcompany:yourfuture
        vote: [CA Logo]
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    10. The BENEFITS of CA

        C - CHOICES great and small           A - ALWAYS there for you

        O - OPPORTUNITIES within our reach    S - SHARING ideas

        M - MEETING our every goal            S - SATISFACTION guaranteed

        P - PROVIDING quality service         O - OUTSIDE the box

        U - UNSURPASSED says it all           C - COMPASSION CA cares

        T - TRUST given and received          I - INNOVATION our specialty

        E - EMPLOYEES our main resource       A - ASSESS your needs

        R - RELY on us                        T - TEAM EFFORT in all we do

                                              E - EFFECTIVE management

                                              S - SOLUTIONS family and software
                                                  too!

    11. Say it loud, Say it proud
        BENEFITS, BENEFITS
        Vote CA

    12. Go, CA, go
        from the employees of CA
        [hung from interBiz blimp]